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                                EXHIBIT 23.5



                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation of our report, dated January 20, 1999, included in this Form 10-k in the previously filed Registration Statements of Western Bancorp on Form S-8 No. 333-28633, 333-44609, 333-70441, 333-28633 and
333-44609 and on Form S-1 (No. 333-53635).


                                       /s/ McGladrey & Pullen, LLP


Anaheim, California
March 26, 1999